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EXHIBIT 10.1
                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Amendment Number 1 to the Registration Statement on Form SB-1 for Imagenetix, Inc., of our report dated May 10, 1999, relating to the March 31, 1999 financial statements of Imagenetix, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts".

/s/ Pritchett, Siler & Hardy, P.C.

Salt Lake City, Utah
November 22, 1999